                                                                    Exhibit 99.2
                                                                    ------------

           UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF TRANSPRO, INC.

     The following unaudited pro forma financial information is based on the historical financial statements of Transpro (as adjusted by the sale of the OEM business):

     1.   Unaudited Pro Forma Consolidated Statements of Operations for the
          years ended December 31, 2003, 2002 and 2001 and the nine months ended
          September 30, 2004 and 2003, which are presented as if the sale of the
          OEM business occurred on January 1, 2003. The OEM business will be treated as a discontinued operation in Transpro's financial statements.

     2.   Unaudited Pro Forma Consolidated Balance Sheet as of September 30,
          2004, which is presented as if the sale of the OEM business occurred on September 30, 2004.

     These pro forma results of operations are not intended to be indicative of the actual operating results that might have occurred had the sale of the OEM business taken place on the date indicated above.

                                   Page 1 of 7

                                                                    Exhibit 99.2
                                                                    ------------

                                 TRANSPRO, INC.
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                    (in thousands, except per share amounts)

                                                                     Discontinued         Transpro
                                                   Transpro, Inc.    Heavy Duty OEM      Continuing
                                                     As reported        Operation         Operations
                                                     -----------        ---------        ----------

Net sales                                                $228,704          $29,842        $198,862
Cost of sales                                             191,037           26,639         164,398
                                                    ------------------------------------------------
Gross margin                                               37,667            3,203          34,464
Selling,general and administrative expenses                38,137            1,954          36,183
Restructuring and other special charges                     1,490                            1,490
                                                    ------------------------------------------------
Operating (loss) income                                    (1,960)           1,249          (3,209)
Interest expense                                            3,739                -           3,739
                                                    ------------------------------------------------
(Loss) income before taxes                                 (5,699)           1,249          (6,948)
Income tax (benefit)                                       (1,163)             478          (1,641)
                                                    ------------------------------------------------
(Loss) income                                             ($4,536)          $  771         ($5,307)
                                                    ================================================
(Loss) income per common share:
   Basic                                                  $ (0.65)                          ($0.76)
                                                    ==============                     =============
   Diluted                                                $ (0.65)                          ($0.76)
                                                    ==============                     =============
Weighted average common shares:
   Basic                                                    7,106                            7,106
                                                    ==============                     =============
   Diluted                                                  7,106                            7,106
                                                    ==============                     =============

                                   Page 2 of 7

                                                                    Exhibit 99.2
                                                                    ------------

                                 TRANSPRO, INC.
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                    (in thousands, except per share amounts)

                                                                                Discontinued          Transpro
                                                             Transpro, Inc.    Heavy Duty OEM        Continuing
                                                               As reported       Operation           Operations
                                                               -----------       ---------           ----------

Net sales                                                       $230,565             $31,800         $198,765
Cost of sales                                                    184,315              28,004          156,311
                                                             --------------------------------------------------
Gross margin                                                      46,250               3,796           42,454
Selling,general and administrative expenses                       38,866               2,277           36,589
Restructuring and other special charges                            1,334                   -            1,334
                                                             --------------------------------------------------
Operating income                                                   6,050               1,519            4,531
Interest expense                                                   3,744                   -            3,744
                                                             --------------------------------------------------
Income before taxes                                                2,306               1,519              787
Income tax (benefit) provision                                    (4,353)                 60           (4,413)
                                                             --------------------------------------------------
Income                                                            $6,659              $1,459           $5,200
                                                             ==================================================

Income per common share:
   Basic                                                          $ 0.94                                $0.73
                                                             ============                           ===========
   Diluted                                                        $ 0.94                                $0.73
                                                             ============                           ===========
Weighted average common shares :
    Basic                                                          7,001                                7,001
                                                             ============                           ===========
    Diluted                                                        7,121                                7,121
                                                             ============                           ===========

                                   Page 3 of 7

                                                                    Exhibit 99.2
                                                                    ------------

                                 TRANSPRO, INC.
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                    (in thousands, except per share amounts)

                                                                         Discontinued       Transpro
                                                      Transpro, Inc.    Heavy Duty OEM     Continuing
                                                        As reported       Operation        Operations
                                                        -----------       ---------        ----------

Net sales                                                 $203,312             $29,922     $173,390
Cost of sales                                              175,911              31,948      143,963
                                                      -----------------------------------------------
Gross margin                                                27,401              (2,026)      29,427
Selling,general and administrative expenses                 36,840               2,881       33,959
Restructuring and other special charges                      3,632                   -        3,632
                                                      -----------------------------------------------
Operating (loss)                                           (13,071)             (4,907)      (8,164)
Interest expense                                             4,527                   -        4,527
Loss on debt extinguishment                                    530                   -          530
                                                      -----------------------------------------------
(Loss) before taxes                                        (18,128)             (4,907)     (13,221)
Income tax provision (benefit)                               2,710                (196)        2,906
                                                      -----------------------------------------------
(Loss)                                                    ($20,838)            ($4,711)    ($16,127)
                                                      ===============================================
(Loss) per common share:
   Basic                                                   $ (3.17)                         $ (2.45)
                                                      ==============                     ============
   Diluted                                                 $ (3.17)                         $ (2.45)
                                                      ==============                     ============
Weighted average common shares :
   Basic                                                     6,624                            6,624
                                                      ==============                     ============
   Diluted                                                   6,624                            6,624
                                                      ==============                     ============

                                   Page 4 of 7

                                                                    Exhibit 99.2
                                                                    ------------

                                 TRANSPRO, INC.
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                    (in thousands, except per share amounts)

                                                                   Discontinued         Transpro
                                                                  Heavy Duty OEM       Continuing
                                                Transpro, Inc.      Operation          Operations
                                                --------------      ---------          ----------

Net sales                                             $204,128           $36,289        $167,839
Cost of sales                                          166,030            30,953         135,077
                                                -------------------------------------------------
Gross margin                                            38,098             5,336          32,762
Selling,general and administrative expenses             31,898             2,275          29,623
                                                -------------------------------------------------
Operating income                                         6,200             3,061           3,139
Interest expense                                         3,111                 -           3,111
                                                -------------------------------------------------
Income before taxes                                      3,089             3,061              28
Income tax provision                                       271               122             149
                                                -------------------------------------------------
Income (loss)                                           $2,818            $2,939           ($121)
                                                =================================================
Income (loss) per common share:
   Basic                                                $ 0.39                           $ (0.02)
                                                ===============                  ================
   Diluted                                              $ 0.38                           $ (0.02)
                                                ===============                  ================
Weighted average common shares:
   Basic                                                 7,106                             7,106
                                                ===============                  ================
   Diluted                                               7,343                             7,106
                                                ===============                  ================

                                   Page 5 of 7

                                                                    Exhibit 99.2
                                                                    ------------

                                 TRANSPRO, INC.
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                    (in thousands, except per share amounts)

                                                                       Discontinued       Transpro
                                                                      Heavy Duty OEM     Continuing
                                                   Transpro, Inc.       Operation        Operations
                                                   --------------       ---------        ----------

Net sales                                                $176,631         $21,223         $155,408
Cost of sales                                             147,228          19,315          127,913
                                                   ------------------------------------------------
Gross margin                                               29,403           1,908           27,495
Selling,general and administrative expenses                29,413           1,552           27,861
Restructuring and other special charges                     1,260                            1,260
                                                   ------------------------------------------------
Operating (loss) income                                    (1,270)            356           (1,626)
Interest expense                                            2,854               -            2,854
                                                   ------------------------------------------------
(Loss) income before taxes                                 (4,124)            356           (4,480)
Income tax (benefit) provision                             (1,143)             15           (1,158)
                                                   ------------------------------------------------
(Loss) income                                             ($2,981)           $341          ($3,322)
                                                   ================================================
(Loss) income per common share:
   Basic                                                  $ (0.43)                         $ (0.48)
                                                   ===============                  ===============
   Diluted                                                $ (0.43)                         $ (0.48)
                                                   ===============                  ===============
Weighted average common shares:
   Basic                                                    7,106                            7,106
                                                   ===============                  ===============
   Diluted                                                  7,106                            7,106
                                                   ===============                  ===============

                                   Page 6 of 7

                                                                    Exhibit 99.2
                                                                    ------------

                                 TRANSPRO, INC.
                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2004
                    (in thousands, except per share amounts)

                                                                                     Heavy Duty OEM      Pro forma       Transpro
                                                                  Transpro, Inc.        Business         Adjustment      Adjusted
                                                                  --------------        --------         ----------      --------
                              ASSETS

Current assets:
    Cash and equivalents                                                  $474              $227             $ -             $247
    Accounts receivable                                                 48,473             6,162                           42,311
    Inventories:
       Raw material and component parts                                 19,099             3,291                           15,808
       Work in process                                                   1,272             1,245                               27
       Finished goods                                                   55,638               369                           55,269
                                                                 -----------------------------------------------------------------
              Total inventories                                         76,009             4,905                           71,104
                                                                 -----------------------------------------------------------------
    Other current assets                                                 4,781               213                            4,568
                                                                 -----------------------------------------------------------------
Total current assets                                                   129,737            11,507               -          118,230
                                                                 -----------------------------------------------------------------
Property, plant and equipment                                           69,794            21,995                           47,799
Accumulated depreciation and amortization                              (46,721)          (15,590)                         (31,131)
                                                                 -----------------------------------------------------------------
    Net property, plant and equipment                                   23,073             6,405               -           16,668
                                                                 -----------------------------------------------------------------
Other assets                                                             8,708                 1               -            8,707
                                                                 -----------------------------------------------------------------
Total assets                                                          $161,518           $17,913             $ -         $143,605
                                                                 =================================================================

                LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Revolving credit debt and current portion of long-term debt        $43,278                 -         ($17,000)        $26,278
    Accounts payable                                                    39,372             6,827                           32,545
    Accrued liabilities                                                 21,277             2,597                           18,680
                                                                 -----------------------------------------------------------------
Total current liabilities                                              103,927             9,424          (17,000)         77,503
                                                                 -----------------------------------------------------------------
Long-term liabilities:
    Long-term debt                                                         746                 -                              746
    Other long-term liabilities                                         10,455                 -                           10,455
                                                                 -----------------------------------------------------------------
Total long-term liabilities                                             11,201                 -               -           11,201
                                                                 -----------------------------------------------------------------
Commitments and contingent liabilities Stockholders' equity:
    Preferred stock                                                          -                 -                                -
    Common stock                                                            71                 -                               71
    Paid in capital                                                     55,041                 -                           55,041
    Accumulated (deficit) earnings                                      (4,197)                -            8,511           4,314
    Accumulated other comprehensive loss                                (4,510)                -                           (4,510)
    Parent equity                                                                          8,489            8,489               -
    Treasury stock                                                         (15)                -                              (15)
                                                                 -----------------------------------------------------------------
Total stockholders' equity                                              46,390             8,489           17,000          54,901
                                                                 -----------------------------------------------------------------
Total liabilities and stockholders' equity                            $161,518           $17,913             $ -         $143,605
                                                                 =================================================================

Note-The pro forma adjustment reflects utilization of the $17 million of cash proceeds to pay down debt and recording the estimated gain in accumulated
(deficit) earnings, based upon the September 30, 2004 balance sheet. The actual gain, which will be recorded during the first quarter of 2005 and be based upon the closing date balance sheet, is expected to approximate $6 million.

                                   Page 7 of 7